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                                                                   EXHIBIT 23(B)

                              ACCOUNTANTS' CONSENT



The Board of Directors
PAB Bankshares, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.





                                  /s/  STEWART, FOWLER & STALVEY, P.C.

                                  STEWART, FOWLER & STALVEY, P.C.
Valdosta, Georgia
September 29, 1998